[Graphic Omitted]


                         [Logo]
                         INVESTMENT MANAGEMENT
                         We invented the mutual fund(SM)




                         SEMIANNUAL REPORT
                         FEBRUARY 28, 1998


                         o  MFS(R) CORE
                            GROWTH FUND

                         o  MFS(R) SPECIAL
                            OPPORTUNITIES FUND

                         o  MFS(R) BLUE
                            CHIP FUND

                         o  MFS(R) CONVERTIBLE
                            SECURITIES FUND

                         o  MFS(R) SCIENCE AND
                            TECHNOLOGY FUND

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)


---------------------------

[Photo of A. Keith Brodkin]

---------------------------

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

MFS(R) CORE GROWTH FUND                                        MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                              MFS(R) SCIENCE AND TECHNOLOGY FUND
MFS(R) BLUE CHIP FUND
                                                               SECRETARY
TRUSTEES                                                       Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                     ASSISTANT SECRETARY
MFS Investment Management                                      James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor                           CUSTODIAN
                                                               State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery,            INVESTOR INFORMATION
Harvard Medical School                                         For MFS stock and bond market outlooks, call toll free:
                                                               1-800-637-4458 anytime from a touch-tone telephone.
The Hon. Sir J. David Gibbons, KBE - Chief Executive
Officer, Edmund Gibbons Ltd.                                   For information on MFS mutual funds, call your financial
                                                               adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor                             1-800-637-2929 any business day from 9 a.m. to 5 p.m.
                                                               Eastern time (or leave a message anytime).
Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants);              INVESTOR SERVICE
President, Benchmark Consulting Group, Inc. (office            MFS Service Center, Inc.
services)                                                      P.O. Box 2281
                                                               Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice President,
Director, and Secretary, MFS Investment Management             For general information, call toll free: 1-800-225-2606
                                                               any business day from 8 a.m. to 8 p.m. Eastern time.
Jeffrey L. Shames* - Chairman, Chief Executive Officer,
and Director, MFS Investment Management                        For service to speech- or hearing-impaired, call toll
                                                               free: 1-800-637-6576 any business day from 9 a.m. to 5
J. Dale Sherratt - President, Insight Resources, Inc.          p.m. Eastern time. (To use this service, your phone must
(acquisition planning specialists)                             be equipped with a Telecommunications Device for the
                                                               Deaf.)
Ward Smith - Former Chairman (until 1994), NACCO
Industries (holding company) Investment Adviser                For share prices, account balances, and exchanges, call
                                                               toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from
INVESTMENT ADVISER                                             a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                            World Wide Web
Boston, MA 02116-3741                                          www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Irfan Ali*
John F. Brennan, Jr.*
Mitchell D. Dynan*
Judith Noelle Lamb*
Robert J. Manning*
Brian E. Stack*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders:
As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds - in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management
    March 16, 1998

Jeffrey L. Shames, a graduate of Wesleyan University and the Massachusetts Institute of Technology Sloan School of Management, joined MFS in 1983. After four years as an industry analyst and portfolio manager, he was named Chief Equity Officer in 1987 and President and a member of the Board of Directors in 1993. Mr. Shames was appointed Chairman and Chief Executive Officer in February 1998.

PORTFOLIO MANAGERS' OVERVIEWS

MFS Core Growth Fund
For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 18.10%, and Class I shares returned 18.16%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.62% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 14.69% return for the average growth fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

In an extremely favorable backdrop for U.S. equities, including a robust economy, low interest rates, and solid corporate profitability, there were still concerns about the effects of turmoil in Asia. However, we used this as an opportunity to add to the Fund's technology holdings, including Cadence Design Systems and Network Associates, while reducing its exposure to the electronics industry. Companies benefiting from strong consumer spending, including Royal Caribbean Cruise Lines, were added to the portfolio, as were companies exposed to strong advertising demand, such as Viacom and Time Warner. Holdings were also added in companies expected to benefit from record housing activity, including Linens 'N Things, as well as in mortgage finance companies such as the Federal Home Loan Mortgage Corp. Health care remains a favorite theme, as positive demographic trends, new pharmaceutical approvals, and managed-care penetration continue to drive record volume for drug products. Continuing this theme, retail drug stores remain a favorite sector for the Fund.

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

MFS Special Opportunities
Fund For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 12.00%, and Class I shares returned 12.04%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.62% return for the S&P 500 and to a 6.43% return for the average high-yield corporate bond fund as tracked by CDA/Wiesenberger, an independent firm that reports mutual fund performance.

We have the majority of the Fund's assets in common stocks because we believe opportunities in the distressed and high-yield markets are limited due to the domestic economy's continued strength. The Fund's holdings can be classified into three categories: companies that have emerged from bankruptcy, such as Phar Mor and Musicland; companies with leveraged balance sheets, such as Gaylord Container and NL Industries; and companies that we feel have significant earnings power and that trade at substantial discounts to their anticipated long-term growth rates, such as Fred Meyer and Harrah's Entertainment. The Fund has also benefited from companies that have been taken over at substantial premiums to our purchase price, such as Telemundo and Thermadyne. We will continue to pursue the Fund's value-oriented style, and we will wait for the market to present us with interesting opportunities.

/s/ John F. Brennan, Jr.                 /s/ Robert J. Manning
    John F. Brennan, Jr.                     Robert J. Manning
    Portfolio Manager                        Portfolio Manager

MFS Blue Chip Fund
For the six months ended February 28, 1998, both Class A and Class I shares of the Fund provided a total return of 19.37%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.62% return for the S&P 500 for the same period.

The Fund's investment strategy continues to be based on the assumption that the global economy will grow slowly during 1998 and that interest rates in the United States will remain flat or decline. As a result, the Fund is positioned relatively defensively, with the majority of its investments in companies that we believe can continue to increase earnings in a slow-growth environment. Although the Fund's holdings are diverse, it is overweighted in the consumer staples, health care, and utilities and communications sectors. In addition, the Fund continues to have an above-market weighting in financial services, with an emphasis on insurance and regional banks. Conversely, the Fund is underweighted in more economically sensitive areas such as basic materials, technology, and autos.

The Fund continues to emphasize large-cap, blue-chip companies. As of February 28, 1998, the average weighted market capitalization of the stocks in the Fund was $49 billion. The Fund's beta, or price volatility, is currently about 0.93, or 0.70% less than that of the S&P 500. The top five holdings are Tyco International, Kroger, General Electric, DST Systems, and Exxon.

/s/ Mitchell D. Dynan
    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund
For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 11.65%, and Class I shares returned 11.66%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.60% return for the Merrill Lynch All Convertibles Index, an unmanaged index of 542 securities, and to a 6.88% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, Inc. The Fund's equity sensitivity has been increased slightly during the period by reducing its convertible weighting. Convertible securities now comprise 74% of the portfolio versus 80% six months ago.

The Fund's overall strategy is to invest in companies that we believe are benefiting from one or more of the following trends: industry consolidation, market dominance, and cost containment. Performance was favorably impacted by overweightings in leisure companies such as Royal Caribbean and American Radio, retailers such as Home Depot and Rite Aid, and financial services companies such as Finova and MGIC Investment Corp. Conversely, positions in the oil services sector and Fine Host Corp. detracted from results. We will continue to use a value-oriented approach to evaluate company fundamentals and the technical aspects of convertible securities.

/s/ Judith Noelle Lamb
    Judith Noelle Lamb
    Portfolio Manager

MFS Science and Technology Fund
For the six months ended February 28, 1998, both Class A and Class I shares of the Fund provided a total return of 15.92%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to an 11.54% return for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 5.70% return for the average technology fund as tracked by CDA/Wiesenberger.

The Fund continues to seek companies that we believe are fast growing and that have market share leadership and defensible strategic positions. Holdings remain focused in the computer software, networking, business services, and semiconductor sectors. The Fund's investments in the health care sector remain highly selective.

The Fund's performance reflected a turbulent technology market and fears of a precipitous slowdown in Asian business. While this volatility provided attractive buying opportunities in selected names, few technology stocks saw sustained price appreciation during the quarter. Top holdings include Microsoft, Cadence Design Systems, and Computer Associates. We continue to see exciting investment opportunities in the technology sector, driven by industry growth and market share consolidation.

/s/ Irfan Ali
    Irfan Ali
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGERS' PROFILES

Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

MFS CORE GROWTH FUND
Stephen Pesek joined MFS in 1994 as a research analyst and that year was named Vice President - Investments. He is a graduate of the University of Pennsylvania and Columbia University.

MFS SPECIAL OPPORTUNITIES FUND
John F. Brennan, Jr., joined MFS in 1985 as an industry specialist and was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, and Senior Vice President in 1995. He is a graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration.

Robert J. Manning joined MFS in 1984 as a research analyst in the High Yield Bond Department and was named Vice President - Investments in 1988 and Senior Vice President in 1993. He is a graduate of the University of Lowell and the Boston College Graduate School of Management.

MFS BLUE CHIP FUND
Mitchell D. Dynan joined MFS in 1986 as a research analyst and was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. He is a graduate of Tufts University.

MFS CONVERTIBLE SECURITIES FUND
Judith Noelle Lamb joined MFS in 1992 as a Vice President and industry specialist. She became a convertible securities specialist in 1994. She is a graduate of New York University and the New York University Graduate School of Business.

Note to Shareholders: Effective April 1, 1998, the Fund is being managed by Constantinos Mokas, who succeeds Judith Noelle Lamb. Mr. Mokas joined MFS in 1990 as an industry specialist and has covered the computer hardware, money center and regional bank, savings and loan, and metals industries. He was named Assistant Vice President - Investments in 1994 and Vice President - Investments in 1996. Mr. Mokas is a graduate of Dartmouth College and the Amos Tuck School of Business at Dartmouth College.

MFS SCIENCE AND TECHNOLOGY FUND
Irfan Ali joined MFS in 1993 as an industry specialist and was named Assistant Vice President - Investments in 1996 and Vice President - Investments in 1997. He is a graduate of Harvard College and the Harvard University Graduate School of Business Administration.

FUND FACTS

Currently each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

MFS CORE GROWTH FUND

Objective:  Seeks capital appreciation.

Commencement of investment operations:  January 2, 1996

Class inception:  Class A - January 2, 1996    Class I - January 2, 1997

Size:  $3.4 million net assets as of February 28, 1998

MFS SPECIAL OPPORTUNITIES FUND

Objective:  Seeks capital appreciation.

Commencement of investment operations:  January 2, 1996

Class inception:  Class A - January 2, 1996    Class I - January 2, 1997

Size:  $3.8 million net assets as of February 28, 1998

MFS BLUE CHIP FUND

Objective:  Seeks capital appreciation.

Commencement of investment operations:  January 2, 1997

Class inception:  Class A - January 2, 1997    Class I - January 2, 1997

Size:  $0.9 million net assets as of February 28, 1998

MFS CONVERTIBLE SECURITIES FUND

Objective: Seeks high total return through a combination of current income and capital appreciation.

Commencement of investment operations:  January 2, 1997

Class inception:  Class A - January 2, 1997    Class I - January 2, 1997

Size:  $0.7 million net assets as of February 28, 1998

MFS SCIENCE AND TECHNOLOGY FUND

Objective:  Seeks capital appreciation.

Commencement of investment operations:  January 2, 1997

Class inception:  Class A - January 2, 1997    Class I - January 2, 1997

Size:  $3.0 million net assets as of February 28, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

MFS CORE GROWTH FUND

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                           6 Months        1 Year  Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +18.10%       +38.17%       +111.45%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +38.17%       + 41.46%
-------------------------------------------------------------------------------
SEC Results                                   --         +31.65%       + 38.30%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +18.16%       +38.13%       +111.71%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +38.13%       + 41.54%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 28, 1998.

MFS SPECIAL OPPORTUNITIES FUND

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +12.00%       +31.14%       + 67.73%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +31.14%       + 27.07%
-------------------------------------------------------------------------------
SEC Results                                   --         +24.89%       + 24.23%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +12.04%       +31.36%       + 68.30%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +31.36%       + 27.27%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 28, 1998.

MFS BLUE CHIP FUND

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +19.37%       +34.70%       +40.50%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +34.70%       +34.19%
-------------------------------------------------------------------------------
SEC Results                                   --         +28.31%       +28.64%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +19.37%       +34.70%       +40.50%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +34.70%       +34.19%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 28, 1998.

MFS CONVERTIBLE SECURITIES FUND

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +11.65%       +26.17%       +28.07%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +26.17%       +23.86%
-------------------------------------------------------------------------------
SEC Results                                   --         +20.14%       +18.74%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +11.66%       +26.20%       +27.96%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +26.20%       +23.77%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 28, 1998.

MFS SCIENCE AND TECHNOLOGY FUND
This fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +15.92%       +44.09%       +45.24%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +44.09%       +38.10%
-------------------------------------------------------------------------------
SEC Results                                   --         +37.28%       +32.40%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                          6 Months        1 Year   Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +15.92%       +44.23%       +45.24%
-------------------------------------------------------------------------------
Average Annual Total Return                   --         +44.23%       +38.10%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 28, 1998.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1998

MFS CORE GROWTH FUND
Stocks - 97.4%
--------------------------------------------------------------------------------
ISSUER                                             SHARES                  VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 93.6%
  Advertising - 0.1%
    Doubleclick, Inc.*                                100           $     3,194
--------------------------------------------------------------------------------
  Aerospace - 2.3%
    Lockheed Martin Corp.                             200           $    23,337
    Raytheon Co.                                      600                34,800
    Thiokol Corp.                                     200                19,125
                                                                    -----------
                                                                    $    77,262
--------------------------------------------------------------------------------
  Airlines - 0.5%
    Southwest Airlines Co.                            600           $    17,213
--------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Compass Bancshares, Inc.                          200           $     9,200
    Washington Mutual, Inc.                           250                16,781
                                                                    -----------
                                                                    $    25,981
--------------------------------------------------------------------------------
  Business Machines - 2.2%
    Affiliated Computer Services, Inc., "A"*        1,500           $    48,281
    Dell Computer Corp.*                              100                13,988
    Sun Microsystems, Inc.*                           300                14,287
                                                                    -----------
                                                                    $    76,556
--------------------------------------------------------------------------------
  Business Services - 2.6%
    AccuStaff, Inc.*                                  600           $    16,950
    At Home Corp.*                                    100                 3,413
    Ceridian Corp.*                                   400                18,625
    Ikon Office Solutions, Inc.                       450                14,709
    Service Corp. International                       600                22,725
    SunGard Data Systems, Inc.*                       400                13,675
                                                                    -----------
                                                                    $    90,097
--------------------------------------------------------------------------------
  Cellular Telephones - 2.0%
    Cellstar Corp.*                                 1,000           $    32,312
    Century Telephone Enterprises, Inc.               600                36,600
                                                                    -----------
                                                                    $    68,912
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.2%
    Microsoft Corp.*                                1,200           $   101,700
    Networks Associates, Inc.*                        650                42,006
                                                                    -----------
                                                                    $   143,706
--------------------------------------------------------------------------------
  Computer Software - Systems - 8.8%
    BMC Software, Inc.*                               800           $    61,200
    Cadence Design Systems, Inc.*                   1,450                50,659
    Computer Associates International, Inc.         1,000                47,125
    Compuware Corp.*                                1,200                50,550
    EMC Corp.*                                        500                19,125
    Keane, Inc.*                                      600                27,900
    Oracle Corp.*                                   1,700                41,863
    Synopsys, Inc.*                                   100                 3,494
                                                                    -----------
                                                                    $   301,916
--------------------------------------------------------------------------------
  Consumer Goods and Services - 8.1%
    Clorox Co.                                        190           $    16,673
    Gillette Co.                                      300                32,362
    Newell Co.                                        700                32,112
    Philip Morris Cos., Inc.                          750                32,578
    Revlon, Inc., "A"*                                500                23,469
    RJR Nabisco Holdings Corp.                        300                10,369
    Tyco International Ltd.                         2,564               130,123
                                                                    -----------
                                                                    $   277,686
--------------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Black & Decker Corp.                              400           $    20,150
    General Electric Co.                              375                29,156
    Hubbell, Inc.                                     300                15,113
                                                                    -----------
                                                                    $    64,419
--------------------------------------------------------------------------------
  Electronics - 3.7%
    Altera Corp.*                                     500           $    21,562
    Analog Devices, Inc.*                             600                19,350
    Integrated Process Equipment Corp.*               900                16,650
    Intel Corp.                                       250                22,422
    Micron Technology, Inc.*                          300                 9,956
    Novellus Systems, Inc.*                           200                 9,588
    PMC-Sierra, Inc.*                                 400                14,400
    Xilinx, Inc.*                                     300                13,163
                                                                    -----------
                                                                    $   127,091
--------------------------------------------------------------------------------
  Entertainment - 6.2%
    American Radio Systems Corp., "A"*                200           $    11,950
    Clear Channel Communications, Inc.*               200                18,125
    Gemstar International Group Ltd.*               1,200                36,900
    Harrah's Entertainment, Inc.*                     300                 6,319
    Heftel Broadcasting Corp.*                        300                14,213
    Jacor Communications, Inc., "A"*                  450                26,044
    Time Warner, Inc.                                 325                21,937
    Univision Communications, Inc., "A"*            1,100                42,212
    Viacom, Inc., "B"*                                750                36,000
                                                                    -----------
                                                                    $   213,700
--------------------------------------------------------------------------------
  Financial Institutions - 5.1%
    American Express Co.                              225           $    20,264
    Associates First Capital Corp., "A"               200                16,000
    CIT Group, Inc., "A"*                             500                16,500
    Federal Home Loan Mortgage Corp.                  800                37,800
    Federal National Mortgage Assn                    300                19,144
    Franklin Resources, Inc.                          500                25,500
    Merrill Lynch & Co., Inc.                         250                17,891
    Morgan Stanley, Dean Witter, Discover & Co.       300                20,906
                                                                    -----------
                                                                    $   174,005
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    Dean Foods Co.                                    300           $    16,500
    Flowers Industries, Inc.                          900                22,894
    Ralcorp Holdings, Inc.*                           800                13,550
    Tootsie Roll Industries, Inc.                     300                22,387
                                                                    -----------
                                                                    $    75,331
--------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Kimberly-Clark Corp.                              700           $    38,981
--------------------------------------------------------------------------------
  Insurance - 6.6%
    Allstate Corp.                                    300           $    27,975
    Chubb Corp.                                       375                29,930
    Conseco, Inc.                                     700                32,856
    ESG Re Ltd.*                                      100                 2,650
    Executive Risk, Inc.                              100                 6,819
    Lincoln National Corp.                            475                39,781
    Progressive Corp.                                 150                17,381
    Reliastar Financial Corp.                         700                33,294
    Torchmark Corp.                                   400                18,625
    Travelers Group, Inc.                             275                15,331
                                                                    -----------
                                                                    $   224,642
--------------------------------------------------------------------------------
  Medical and Health Products - 5.2%
    American Home Products Corp.                      375           $    35,156
    AmeriSource Health Corp., "A"*                    200                11,700
    Boston Scientific Corp.*                          300                17,925
    Bristol-Myers Squibb Co.                          500                50,094
    Mentor Corp.                                      350                10,216
    Pfizer, Inc.                                      150                13,275
    Warner-Lambert Co.                                260                38,025
                                                                    -----------
                                                                    $   176,391
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.9%
    Cytyc Corp.*                                      100           $     2,300
    HBO & Co.                                         600                32,475
    HEALTHSOUTH Corp.*                              1,400                37,800
    Province Healthcare Co.*                          100                 2,075
    Tenet Healthcare Corp.*                           700                26,119
    Total Renal Care Holdings, Inc.*                1,200                38,625
    United Healthcare Corp.                         1,040                63,115
                                                                    -----------
                                                                    $   202,509
--------------------------------------------------------------------------------
  Office Equipment - 0.1%
    Steelcase, Inc., "A"*                             100           $     3,606
--------------------------------------------------------------------------------
  Oil Services - 0.2%
    Diamond Offshore Drilling, Inc.                   150           $     6,797
--------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Scholastic Corp.*                                 900           $    35,662
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.1%
    Cendant Corp.*                                  1,900           $    71,250
--------------------------------------------------------------------------------
  Stores - 8.4%
    BJ's Wholesale Club, Inc.*                        600           $    20,325
    CVS Corp.                                         650                48,141
    Duane Reade, Inc.*                                100                 2,237
    Home Depot, Inc.                                  400                25,525
    Linens 'N Things, Inc.*                           850                42,819
    Office Depot, Inc.*                             1,800                49,612
    Rite Aid Corp.                                  3,000                97,125
                                                                    -----------
                                                                    $   285,784
--------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                       500           $    21,125
    Meyer (Fred), Inc.*                             1,100                48,881
    Safeway, Inc.*                                  1,300                45,338
                                                                    -----------
                                                                    $   115,344
--------------------------------------------------------------------------------
  Telecommunications - 7.6%
    Ascend Communications, Inc.*                      500           $    18,719
    Aspect Telecommunications Corp.*                  600                15,825
    Bay Networks, Inc.*                               700                23,713
    Cisco Systems, Inc.*                              713                46,936
    Global TeleSystems Group, Inc.*                   300                10,988
    LCI International, Inc.*                          900                29,700
    Lucent Technologies, Inc.                         300                32,512
    Teleport Communications Group, Inc., "A"*         500                27,312
    Tellabs, Inc.*                                    400                24,150
    WorldCom, Inc.*                                   800                30,550
                                                                    -----------
                                                                    $   260,405
--------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    AES Corp.*                                        400           $    17,600
--------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    KN Energy, Inc.                                   350           $    18,178
--------------------------------------------------------------------------------
  Utilities - Telephone - 0.3%
    MCI Communications Corp.                          200           $     9,563
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $ 3,203,781
--------------------------------------------------------------------------------
Foreign Stocks - 3.8%
  Germany - 1.0%
    Schering Plough Corp. (Pharmaceuticals)           460           $    34,989
--------------------------------------------------------------------------------
  Netherlands - 1.4%
    Akzo Nobel N.V. (Chemicals)                       225           $    45,693
--------------------------------------------------------------------------------
  Sweden - 0.7%
    Skandia Forsakrings AB (Insurance)                400           $    22,600
--------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Danka Business Systems, ADR
      (Business Services)                           1,000           $    17,875
    SmithKline-Beecham PLC, ADR
      (Medical and Health Products)                   100                 6,187
                                                                    -----------
                                                                    $    24,062
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $   127,344
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,829,136)                          $ 3,331,125
--------------------------------------------------------------------------------

Short-Term Obligations - 6.4%
--------------------------------------------------------------------------------
                                        PRINCIPAL AMOUNT
                                            (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 3/02/98, at  Amortized Cost               $ 220           $   219,966
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,049,102)                     $ 3,551,091
Other Assets, Less Liabilities - (3.8)%                                (128,713)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $ 3,422,378
--------------------------------------------------------------------------------
 *Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1998

MFS SPECIAL OPPORTUNITIES FUND
Stocks - 96.2%
--------------------------------------------------------------------------------
ISSUER                                             SHARES                 VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 84.6%
  Aerospace - 4.4%
    Allied Signal, Inc.                               200           $     8,513
    B.E. Aerospace, Inc.*                           3,000                88,312
    Howmet International, Inc.*                       300                 5,400
    Moog, Inc.*                                     1,600                56,400
    Thiokol Corp.                                     103                 9,849
                                                                    -----------
                                                                    $   168,474
--------------------------------------------------------------------------------
  Airlines - 0.4%
    Southwest Airlines Co.                            380           $    10,902
    US Airways Group, Inc.*                           100                 6,331
                                                                    -----------
                                                                    $    17,233
--------------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    National City Corp.                               150           $     9,787
    Wells Fargo & Co.                                  47                15,134
                                                                    -----------
                                                                    $    24,921
--------------------------------------------------------------------------------
  Building - 4.0%
    Newport News Shipbuilding, Inc.                   183           $     4,987
    Nortek, Inc.*                                   2,000                62,250
    Walter Industries, Inc.*                        4,500                85,781
                                                                    -----------
                                                                    $   153,018
--------------------------------------------------------------------------------
  Business Machines - 0.3%
    Affiliated Computer Services, Inc., "A"*          300           $     9,656
--------------------------------------------------------------------------------
  Chemicals - 2.7%
    Cambrex Corp.                                     167           $     8,266
    NL Industries, Inc.*                            5,000                74,375
    Polymer Group, Inc.*                            1,500                19,500
                                                                    -----------
                                                                    $   102,141
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Compaq Computer Corp.                             780           $    25,009
--------------------------------------------------------------------------------
  Computer Software - Systems - 2.5%
    Adobe Systems, Inc.                               100           $     4,419
    Computer Associates International, Inc.           847                39,915
    Oracle Corp.*                                   1,000                24,625
    Synopsys, Inc.*                                   742                25,923
                                                                    -----------
                                                                    $    94,882
--------------------------------------------------------------------------------
  Conglomerate - 1.8%
    MAXXAM, Inc.*                                   1,300           $    69,225
--------------------------------------------------------------------------------
  Construction Services - 0.4%
    Martin Marietta Materials, Inc.                   450           $    17,128
--------------------------------------------------------------------------------
  Consumer Goods and Services - 13.9%
    Darling International, Inc.*                    5,750           $    46,719
    Dollar Thrifty Automotive Group*                  100                 2,000
    Philip Morris Cos., Inc.                          435                18,895
    Thermadyne Industries Holdings Corp.*           4,000               135,750
    Tyco International Ltd.                         5,272               267,554
    Westpoint Stevens, Inc.*                        1,100                58,713
                                                                    -----------
                                                                    $   529,631
--------------------------------------------------------------------------------
  Containers - 4.1%
    Atlantis Plastics, Inc.*                        5,750           $    38,094
    Gaylord Container Corp.*                        15,000               99,375
    Jefferson Smurfit Corp.*                          639                 9,545
    Stone Container Corp.*                            866                 9,742
                                                                    -----------
                                                                    $   156,756
--------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Black & Decker Corp.                              200           $    10,075
    GTECH Holdings Corp.*                             550                19,422
                                                                    -----------
                                                                    $    29,497
--------------------------------------------------------------------------------
  Electronics - 2.0%
    Altera Corp.*                                     100           $     4,313
    Analog Devices, Inc.*                             512                16,512
    Raytheon Co.                                      750                43,500
    Teradyne, Inc.*                                   237                11,183
                                                                    -----------
                                                                    $    75,508
--------------------------------------------------------------------------------
  Entertainment - 9.2%
    American Radio Systems Corp., "A"*              1,800           $   107,550
    Casino America, Inc.*                             656                 1,886
    Granite Broadcasting Corp.*                     1,731                20,447
    Harrah's Entertainment, Inc.*                   2,187                46,064
    LIN Television Corp.*                             146                 8,048
    Telemundo Group, Inc.*                          2,400               100,800
    USA Networks Inc.*                              1,275                65,663
                                                                    -----------
                                                                    $   350,458
--------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Beneficial Corp.                                  100           $    11,800
    Federal Home Loan Mortgage Corp.                  383                18,097
                                                                    -----------
                                                                    $    29,897
--------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Temple-Inland, Inc.                               211           $    12,581
--------------------------------------------------------------------------------
  Insurance - 2.7%
    Chubb Corp.                                       240           $    19,155
    CIGNA Corp.                                        74                14,134
    Hartford Financial Services Group, Inc.           154                15,130
    Lincoln National Corp.                            185                15,494
    Nationwide Financial Services, Inc., "A"          200                 8,800
    PennCorp Financial Group, Inc.                    370                12,858
    Reliastar Financial Corp.                         379                18,026
                                                                    -----------
                                                                    $   103,597
--------------------------------------------------------------------------------
  Machinery - 0.9%
    Johnstown America Industries, Inc.*             1,750           $    21,000
    Newcor Inc.                                     1,225                11,867
                                                                    -----------
                                                                    $    32,867
--------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    AmeriSource Health Corp., "A"*                    219           $    12,812
    Bristol-Myers Squibb Co.                          182                18,234
                                                                    -----------
                                                                    $    31,046
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Tenet Healthcare Corp.*                           425           $    15,858
    United Healthcare Corp.                           447                27,127
                                                                    -----------
                                                                    $    42,985
--------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Aluminum Cos. of America                          100           $     7,337
    Commonwealth Industries, Inc.                   2,000                29,125
                                                                    -----------
                                                                    $    36,462
--------------------------------------------------------------------------------
  Oil Services - 0.7%
    Dawson Production Services, Inc.*               2,100           $    25,331
--------------------------------------------------------------------------------
  Oils - 0.3%
    Enron Oil & Gas Co.                               621           $    13,274
--------------------------------------------------------------------------------
  Photographic Products - 1.6%
    Anacomp, Inc.*                                  3,725           $    59,833
--------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                            381           $     9,525
--------------------------------------------------------------------------------
  Railroads - 0.3%
    Wisconsin Central Transportation Corp.*           477           $    12,939
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.1%
    Hilton Hotels Corp.                               209           $     6,231
    Promus Hotel Corp.*                               829                39,999
    Red Roof Inns, Inc.*                            2,000                35,875
                                                                    -----------
                                                                    $    82,105
--------------------------------------------------------------------------------
  Steel - 1.1%
    WHX Corp.*                                      3,100           $    42,237
--------------------------------------------------------------------------------
  Stores - 8.2%
    Edison Brothers Stores, Inc.*                   9,000           $    68,625
    Gantos, Inc.*                                   15,000                8,438
    Gymboree Corp.*                                   120                 3,225
    Liz Claiborne, Inc.                               240                12,000
    Musicland Stores Corp.*                         2,000                18,750
    Phar Mor, Inc.*                                 4,775                49,541
    Proffitts, Inc.*                                3,150               106,706
    Rite Aid Corp.                                    798                25,835
    Sears, Roebuck & Co.                              400                21,225
                                                                    -----------
                                                                    $   314,345
--------------------------------------------------------------------------------
  Supermarkets - 6.5%
    Dominicks Supermarkets, Inc.*                     800           $    36,400
    Ingles Markets, Inc.                            3,900                48,750
    Meyer (Fred), Inc.*                             3,276               145,577
    Safeway, Inc.*                                    506                17,647
                                                                    -----------
                                                                    $   248,374
--------------------------------------------------------------------------------
  Telecommunications - 6.1%
    Cellular Communications International Inc.*     2,600           $   124,150
    Century Telephone Enterprises, Inc.               700                42,700
    Commonwealth Telephone Enterprises Inc.*        1,533                42,924
    Global TeleSystems Group, Inc.*                   100                 3,662
    NTL Inc.*                                          50                 1,663
    Teleport Communications Group, Inc., "A"*         350                19,119
                                                                    -----------
                                                                    $   234,218
--------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    El Paso Electric Co.*                           6,800           $    46,325
--------------------------------------------------------------------------------
  Utilities - Telephone - 0.8%
    LCI International, Inc.*                          700           $    23,100
    Sprint Corp.                                      102                 6,732
                                                                    -----------
                                                                    $    29,832
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $ 3,231,310
--------------------------------------------------------------------------------
Foreign Stocks - 11.6%
  Canada - 2.7%
    International Utility Structures, Inc.
      (Utilities - Electric)*                       17,000          $    43,590
    Canadian National Railway Co. (Railroads)         298                18,513
    Gulf Canada Resources Ltd. (Oil Services)*      7,000                41,125
                                                                    -----------
                                                                    $   103,228
--------------------------------------------------------------------------------
  Finland - 0.3%
    Nokia Corp., ADR (Telecommunications)             130           $    13,097
--------------------------------------------------------------------------------
  France - 3.1%
    Alcatel Alsthom Compagnie (Telecommunications)    123           $    16,008
    Sanofi SA (Medical and Health Products)           900               102,046
                                                                    -----------
                                                                    $   118,054
--------------------------------------------------------------------------------
  Hong Kong - 0.3%
    Semi-Tech (Global) Ltd. (Electronics)*          88,880          $    10,332
--------------------------------------------------------------------------------
  Malaysia - 0.2%
    New Straits Times Press Berhad (Printing and
      Publishing)                                   3,000           $     4,647
--------------------------------------------------------------------------------
  Mexico - 0.6%
    Tubos de Acero de Mexico S.A. (Steel)*          1,300           $    22,587
--------------------------------------------------------------------------------
  Netherlands - 0.8%
    Akzo Nobel N.V. (Chemicals)                        51           $    10,357
    Benckiser N.V. (Consumer Goods and Services)*     100                 4,294
    Elsag Bailey Process Automation N.V
      (Machinery)                                   1,000                17,625
                                                                    -----------
                                                                    $    32,276
--------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Banks and Credit Cos.)      487           $    13,497
--------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd., ADR (Telecommunications)*      1,061           $     9,151
--------------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                      15           $    27,428
--------------------------------------------------------------------------------
  United Kingdom - 2.3%
    British Petroleum PLC, ADR (Oils)                 189           $    15,628
    News Corp. Ltd., ADR (Entertainment)            2,900                62,894
    Tanjong PLC (Entertainment)                     4,000                 9,185
                                                                    -----------
                                                                    $    87,707
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $   442,004
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,955,568)                          $ 3,673,314
--------------------------------------------------------------------------------

Bonds - 1.0%
--------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                             (000 OMITTED)
--------------------------------------------------------------------------------
  Entertainment - 0.1%
    Marvel Holdings, Inc., 0s, 1998 **              $  30           $     1,200
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    Santa Fe Hotel, Inc., 11s, 2000                 $  35           $    35,000
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $31,829)                              $    36,200
--------------------------------------------------------------------------------

Preferred Stock - 0.7%
--------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------
    Renaissance Cosmetics, Inc. (Consumer Goods
      and Services)#                                   30           $     3,000
    Supermarkets General Holdings Corp.
      (Supermarket                                  1,485                24,502
--------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $60,008)                    $    27,502
--------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------
    Renaissance Cosmetics, Inc.                        26           $         0
    Semi-Tech (Global) Ltd.*                        2,100                     3
--------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,041)                            $         3
--------------------------------------------------------------------------------

Short-Term Obligations - 2.1%
--------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                            (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/02/98,
      at Amortized Cost                             $  80           $    79,988
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,129,434)                     $ 3,817,007
--------------------------------------------------------------------------------

Securities Sold Short - (0.4)%
--------------------------------------------------------------------------------
                                                   SHARES
--------------------------------------------------------------------------------
    Advanced Micro Devices, Inc.*                    (500)          $   (11,750)
    Jayhawk Acceptance Corp.*                      (2,800)               (2,800)
--------------------------------------------------------------------------------
Total Securities Sold Short
  (Proceeds Received, $24,057)                                      $   (14,550)
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.4%                               $    14,645
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  3,817,102
--------------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1998

MFS BLUE CHIP FUND
Stocks - 98.7%
--------------------------------------------------------------------------------
ISSUER                                             SHARES                 VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 97.6%
  Aerospace - 4.8%
    General Dynamics Corp.                            100           $     8,675
    Goodrich (B.F.) Co.                               170                 8,426
    Lockheed Martin Corp.                             150                17,503
    United Technologies Corp.                          80                 7,145
                                                                    -----------
                                                                    $    41,749
--------------------------------------------------------------------------------
  Banks and Credit Companies - 8.6%
    Chase Manhattan Corp.                             110           $    13,647
    Comerica, Inc.                                    145                14,618
    Fleet Financial Group, Inc.                       110                 8,669
    National City Corp.                               170                11,093
    Norwest Corp.                                     240                 9,825
    US Bancorp Delaware                               150                17,259
                                                                    -----------
                                                                    $    75,111
--------------------------------------------------------------------------------
  Building - 0.8%
    Sherwin Williams Co.                              200           $     6,687
--------------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.             130           $    13,577
--------------------------------------------------------------------------------
  Business Services - 5.2%
    Cendant Corp.*                                    360           $    13,500
    DST Systems, Inc.*                                380                20,092
    Service Corp. International                       300                11,363
                                                                    -----------
                                                                    $    44,955
--------------------------------------------------------------------------------
  Cellular Telephones - 1.1%
    AirTouch Communications, Inc.*                    220           $     9,886
--------------------------------------------------------------------------------
  Chemicals - 2.4%
    Air Products & Chemicals, Inc.                    100           $     8,394
    duPont (E.I.) de Nemours & Co., Inc.              100                 6,131
    Praxair, Inc.                                     130                 6,216
                                                                    -----------
                                                                    $    20,741
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.1%
    Microsoft Corp.*                                  220           $    18,645
--------------------------------------------------------------------------------
  Computer Software - Systems - 2.7%
    BMC Software, Inc.*                               150           $    11,475
    Computer Associates International, Inc.           125                 5,891
    Oracle Corp.*                                     240                 5,910
                                                                    -----------
                                                                    $    23,276
--------------------------------------------------------------------------------
  Conglomerates - 2.3%
    Tyco International Ltd.                           400           $    20,300
--------------------------------------------------------------------------------
  Consumer Goods and Services - 5.5%
    Colgate-Palmolive Co.                              80           $     6,495
    Gillette Co.                                      160                17,260
    Philip Morris Cos., Inc.                          270                11,728
    Procter & Gamble Co.                              140                11,891
                                                                    -----------
                                                                    $    47,374
--------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                              260           $    20,215
    Honeywell, Inc.                                   100                 7,925
                                                                    -----------
                                                                    $    28,140
--------------------------------------------------------------------------------
  Electronics - 0.7%
    Raytheon Co.                                      100           $     5,800
--------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Federal Home Loan Mortgage Corp.                  235           $    11,104
    Household International, Inc.                      70                 9,091
                                                                    -----------
                                                                    $    20,195
--------------------------------------------------------------------------------
  Financial Services - 1.0%
    Washington Mutual, Inc.                           125           $     8,391
--------------------------------------------------------------------------------
  Food and Beverage Products - 8.8%
    Bestfoods                                          80           $     8,430
    Coca-Cola Co.                                     140                 9,616
    Hershey Foods Corp.                               170                11,337
    Interstate Bakeries Corp.                         350                11,725
    McCormick & Co., Inc.                             330                 9,467
    Nabisco Holdings Corp.                            170                 8,022
    Pepsi Co., Inc.                                   190                 6,947
    Ralston-Ralston Purina Co.                        110                11,158
                                                                    -----------
                                                                    $    76,702
--------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Kimberly-Clark Corp.                              120           $     6,682
--------------------------------------------------------------------------------
  Insurance - 6.4%
    Allstate Corp.                                    140           $    13,055
    CIGNA Corp.                                        60                11,460
    Hartford Financial Services Group, Inc.           120                11,790
    Progressive Corp.                                  80                 9,270
    Torchmark Corp.                                   220                10,244
                                                                    -----------
                                                                    $    55,819
--------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                 150           $     8,419
--------------------------------------------------------------------------------
  Medical and Health Products - 9.8%
    American Home Products Corp.                      100           $     9,375
    Bristol-Myers Squibb Co.                          190                19,036
    Eli Lilly & Co.                                   160                10,530
    Johnson & Johnson                                 200                15,100
    Merck & Co., Inc.                                 100                12,756
    Pfizer, Inc.                                      210                18,585
                                                                    -----------
                                                                    $    85,382
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.3%
    HEALTHSOUTH Corp.*                                300           $     8,100
    Tenet Healthcare Corp.*                           250                 9,328
    United Healthcare Corp.                           180                10,924
                                                                    -----------
                                                                    $    28,352
--------------------------------------------------------------------------------
  Oils - 5.1%
    Chevron Corp.                                     100           $     8,113
    Exxon Corp.                                       300                19,162
    Mobil Corp.                                       140                10,141
    Texaco, Inc.                                      120                 6,698
                                                                    -----------
                                                                    $    44,114
--------------------------------------------------------------------------------
  Railroads - 1.1%
    Burlington Northern Santa Fe Railway Co.          100           $     9,962
--------------------------------------------------------------------------------
  Stores - 1.8%
    Rite Aid Corp.                                    480           $    15,540
--------------------------------------------------------------------------------
  Supermarkets - 4.1%
    Kroger Co.*                                       480           $    20,280
    Safeway, Inc.*                                    440                15,345
                                                                    -----------
                                                                    $    35,625
--------------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    Cinergy Corp.                                     210           $     7,310
    CMS Energy Corp.                                  160                 7,080
    Pinnacle West Capital Corp.                       170                 6,938
    Unicom Corp.                                      300                 9,619
                                                                    -----------
                                                                    $    30,947
--------------------------------------------------------------------------------
  Utilities - Gas - 1.6%
    Columbia Gas System, Inc.                         110           $     8,394
    Pacific Enterprises                               150                 5,447
                                                                    -----------
                                                                    $    13,841
--------------------------------------------------------------------------------
  Utilities - Telephone - 5.9%
    AT&T Corp.                                        225           $    13,697
    Bell Atlantic Corp.                               100                 8,975
    BellSouth Corp.                                   155                 9,455
    SBC Communications, Inc.                          125                 9,453
    Sprint Corp.                                      150                 9,900
                                                                    -----------
                                                                    $    51,480
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   847,692
--------------------------------------------------------------------------------
Foreign Stocks - 1.1%
  United Kingdom - 1.1%
    British Petroleum PLC, ADR (Oils)
    (Identified Cost $7,555)                          110           $     9,096
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $645,308)                            $   856,788
--------------------------------------------------------------------------------

Short-Term Obligations - 1.7%
--------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                             (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/02/98,
      at Amortized Cost                            $   15           $    14,997
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $660,305)                       $   871,785

Other Assets, Less Liabilities - (0.4)%                                  (3,302)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $   868,483
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1998

MFS CONVERTIBLE SECURITIES FUND
Convertible Bond - 25.9%
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)             VALUE
--------------------------------------------------------------------------------
Aerospace - 1.3%
    Hexcel Corp., 7s, 2003                               $  5         $   8,819
--------------------------------------------------------------------------------
Biotechnology - 0.3%
    Sepracor, Inc., 6.25s, 2005##                        $  2         $   2,178
--------------------------------------------------------------------------------
Building - 0.6%
    Continental Homes Holding Corp., 6.875s, 2002        $  2         $   4,072
--------------------------------------------------------------------------------
Business Services - 2.8%
    Personnel Group Of America, Inc., 5.75s, 2004##         6         $   8,010
    Protection One Alarm Monitoring, 6.75s, 2003            9            11,160
                                                                      ---------
                                                                      $  19,170
--------------------------------------------------------------------------------
Computer Software - Systems - 3.8%
    Adaptec, Inc., 4.75s, 2004##                         $  8         $   7,260
    Network Associates, Inc., 0s, 2018##                   20             8,900
    Solectron Corp., 6s, 2006##                             3             4,567
    System Software Associates, Inc., 7s, 2002              3             2,528
    Wind River Systems Inc., 5s, 2002##                     3             3,150
                                                                      ---------
                                                                      $  26,405
--------------------------------------------------------------------------------
Electrical Equipment - 0.6%
    Intergrated Process Equipment Corp., 6.25s, 2004##   $  5         $   4,381
--------------------------------------------------------------------------------
Electronics - 1.9%
    Photronics, Inc., 6s, 2004                           $  2         $   2,595
    Xilinx, Inc., 5.25s, 2002##                            10            10,687
                                                                      ---------
                                                                      $  13,282
--------------------------------------------------------------------------------
Medical and Health Products - 0.3%
    North American Vaccine, Inc., 6.5s, 2003##           $  2         $   1,745
--------------------------------------------------------------------------------
Medical and Health Technology and Services - 2.3%
    Dura Pharmaceuticals, Inc., 3.5s, 2002               $  3         $   2,625
    Omnicare, Inc., 5s, 2007##                              3             3,413
    Quintiles Transnational Corp., 4.25s, 2000              5             6,412
    Sunrise Assisted Living, Inc., 5.5s, 2002##             3             3,859
                                                                      ---------
                                                                      $  16,309
--------------------------------------------------------------------------------
Oil Services - 3.1%
    Diamond Offshore Drilling, Inc., 3.75s, 2007         $  5         $   6,369
    Halter Marine Group, Inc., 4.5s, 2004##                 5             4,644
    Key Energy, 5s, 2004##                                  5             4,163
    Parker Drilling Co., 5.5s, 2004                         6             6,247
                                                                      ---------
                                                                      $  21,423
--------------------------------------------------------------------------------
Pollution Control - 3.2%
    Sanifill, Inc., 5s, 2006                             $  5         $   7,856
    U.S. Filter Corp., 6s, 2005                             5             9,250
    USA Waste Services, Inc., 4s, 2002                      5             5,700
                                                                      ---------
                                                                      $  22,806
--------------------------------------------------------------------------------
Restaurants and Lodging - 1.5%
    Capstar Hotel Co., 4.75s, 2004                       $  5         $   4,719
    Hilton Hotels Corp., 5s, 2006                           5             5,400
                                                                      ---------
                                                                      $  10,119
--------------------------------------------------------------------------------
Stores - 2.2%
    Home Depot, Inc., 3.25s, 2001                        $  5         $   7,237
    Office Depot, Inc., 0s, 2008                            5             3,538
    Saks Holdings, Inc., 5.5s, 2006                         5             4,675
                                                                      ---------
                                                                      $  15,450
--------------------------------------------------------------------------------
Telecommunications - 2.0%
    Smarttalk Teleservices, Inc., 5.75s, 2004##          $  5         $   6,562
    World Access Inc., 4.5s, 2002##                         8             7,020
                                                                      ---------
                                                                      $  13,582
--------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $163,104)                    $ 179,741
--------------------------------------------------------------------------------

Stocks - 23.1%
--------------------------------------------------------------------------------
                                                       SHARES
--------------------------------------------------------------------------------
U.S. Stocks - 20.5%
  Aerospace - 0.5%
    United Technologies Corp.                              40         $   3,572
--------------------------------------------------------------------------------
  Chemicals - 0.2%
    duPont (E.I.) de Nemours & Co., Inc.                   25         $   1,533
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    EMC Corp.*                                            100         $   3,825
--------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    Oracle Corp.*                                         150         $   3,694
--------------------------------------------------------------------------------
  Consumer Goods and Services - 3.5%
    Colgate-Palmolive Co.                                  60         $   4,871
    Gillette Co.                                           60             6,473
    Procter & Gamble Co.                                   50             4,247
    Revlon, Inc., "A"*                                     75             3,520
    Tyco International Ltd.                                96             4,872
                                                                      ---------
                                                                      $  23,983
--------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    General Electric Co.                                   40         $   3,110
--------------------------------------------------------------------------------
  Electronics - 0.9%
    Photronics, Inc.*                                     100         $   2,938
    Sony Corp.                                             35             3,165
                                                                      ---------
                                                                      $   6,103
--------------------------------------------------------------------------------
  Entertainment - 1.5%
    American Radio Systems Corp., "A"*                     75         $   4,481
    Jacor Communications, Inc.*                           100             5,788
                                                                      ---------
                                                                      $  10,269
--------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Lehman Brothers Holdings, Inc.                         50         $   3,153
--------------------------------------------------------------------------------
  Financial Services - 0.2%
    Washington Mutual, Inc.                                25         $   1,678
--------------------------------------------------------------------------------
  Insurance - 0.6%
    Hartford Life, Inc., "A"                              100         $   4,306
--------------------------------------------------------------------------------
  Media - 0.6%
    Chancellor Media Corp.*                               100         $   4,475
--------------------------------------------------------------------------------
  Medical and Health Products - 3.1%
    American Home Products Corp.                           90         $   8,437
    Boston Scientific Corp.*                               50             2,988
    Bristol-Myers Squibb Co.                               75             7,514
    McKesson Corp.                                         50             2,606
                                                                      ---------
                                                                      $  21,545
--------------------------------------------------------------------------------
  Pollution Control - 0.2%
    U.S. Filter Corp.*                                     50         $   1,697
--------------------------------------------------------------------------------
  Special Products and Services - 2.0%
    Newport News Shipbuilding, Inc.                       200         $   5,995
    Royal Caribbean Cruises Ltd.                           50             2,738
    Stanley Works                                         100             4,781
                                                                      ---------
                                                                      $  13,514
--------------------------------------------------------------------------------
  Stores - 1.1%
    Petco Animal Supplies, Inc.*                           50         $     716
    Rite Aid Corp.                                        150             4,856
    U.S. Office Products Co.*                             100             1,850
                                                                      ---------
                                                                      $   7,422
--------------------------------------------------------------------------------
  Telecommunications - 4.0%
    Cisco Systems, Inc.*                                   25         $   1,647
    Global TeleSystems Group, Inc.*                       100             3,662
    Intermedia Communications, Inc.*                        1                76
    IXC Communications Inc.*                               50             2,897
    Lucent Technologies, Inc.                              85             9,212
    Nextlink Communications, Inc., "A"*                   100             3,013
    Qwest Communications International, Inc.*             200             7,025
                                                                      ---------
                                                                      $  27,532
--------------------------------------------------------------------------------
Total U.S. Stocks                                                     $ 141,411
--------------------------------------------------------------------------------
Foreign Stocks - 2.6%
  Ireland - 0.6%
    Allied Irish Banks (Banks and Credit Cos.)*           300         $   3,875
--------------------------------------------------------------------------------
  Sweden - 0.5%
    Skandia Forsakrings AB (Insurance)                     65         $   3,672
--------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                           4         $   7,314
--------------------------------------------------------------------------------
  United Kingdom - 0.5%
    British Petroleum PLC, ADR (Oils)                      20         $   1,654
    Sema Group PLC (Computer Software - Systems)           50             1,608
                                                                      ---------
                                                                      $   3,262
--------------------------------------------------------------------------------
Total Foreign Stocks                                                  $  18,123
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $122,676)                              $ 159,534
--------------------------------------------------------------------------------

Convertible Preferred Stock - 46.7%
--------------------------------------------------------------------------------
  Airlines - 1.7%
    Continental Airlines Finance Trust, 8.5%               50         $   5,294
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    McKesson Financing Trust, 5%##                        100         $   7,506
    National Australia Bank Ltd., 7.875%                  115             3,263
                                                                      ---------
                                                                      $  10,769
--------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    Cendant Corp.*                                        100         $   5,000
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Corning Delaware L.P., 6%                              60         $   3,907
    Newell Financial Trust Co.*##                         100             5,475
    Readers Digest*                                       300             7,819
                                                                      ---------
                                                                      $  17,201
--------------------------------------------------------------------------------
  Entertainment - 6.8%
    American Radio Systems Corp., 7%##                    225         $  15,750
    Golden Books Financing Trust, 8.75%*##                200            11,550
    Houston Industries, Inc., 7%                          100             6,187
    Royal Caribbean Cruises Ltd., 7.25%                   150            13,275
                                                                      ---------
                                                                      $  46,762
--------------------------------------------------------------------------------
  Financial Institutions - 14.4%
    Finova Finance Trust, 5.5%                            250         $  19,125
    Greenfield Capital Trust*                             250            13,125
    Jefferson Pilot Corp., 7.25%                           75             8,813
    Merrill Lynch & Co., Inc.                             100             3,837
    Merrill Lynch & Co., Inc.                             150            18,450
    Salomon, Inc., 6.25%                                  175            10,806
    Salomon, Inc., 7.625%                                 300            12,919
    Tosco Financing Trust, 5.75%##                        200            12,625
                                                                      ---------
                                                                      $  99,700
--------------------------------------------------------------------------------
  Food and Beverage Products - 3.5%
    Dole Food Co., 7%                                     325         $  15,905
    Ralston Purina Co., 7%*                               125             8,031
                                                                      ---------
                                                                      $  23,936
--------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    International Paper Capital Trust, 5.25%              150         $   7,725
--------------------------------------------------------------------------------
  Insurance - 5.6%
    Conseco, Inc., 7%                                     100         $  16,150
    Frontier Financing Trust, 6.25%*##                    100             6,000
    SunAmerica, Inc., $3.10                                25             3,425
    SunAmerica, Inc., $3.188                              150             7,163
    American Heritage Life Investment Corp., 8.5%         100             6,006
                                                                      ---------
                                                                      $  38,744
--------------------------------------------------------------------------------
  Metals and Minerals - 0.7%
    Timet Capital Trust, 6.625%##*                        100         $   5,075
--------------------------------------------------------------------------------
  Oil Services - 1.3%
    EVI Inc.*##                                           200         $   8,900
--------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Browning Ferris Industries, Inc., 7.25%               120         $   3,855
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    Host Marriott Financial Trust, 6.25%*                  50         $   2,913
--------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Fleetwood Capital Trust*##                            100         $   5,800
--------------------------------------------------------------------------------
  Steel - 0.7%
    USX-Marathon Group, 6.75%*                            200         $   4,550
--------------------------------------------------------------------------------
  Stores - 1.4%
    K-mart Financing I, 7.75%                             100         $   5,600
    AnnTaylor Finance Trust, 8.5%*                         75             3,825
                                                                      ---------
                                                                      $   9,425
--------------------------------------------------------------------------------
  Telecommunications - 3.1%
    ICG Funding LLC, 6.75%*##                             100         $   6,600
    Intermedia Communications, Inc.*                       50             2,125
    Intermedia Communications, Inc., 7%*##                100             5,100
    IXC Communications, Inc., 7.25%*##                     20             5,120
    Qualcomm Financial Trust I*                            25             1,178
    Qualcomm Financial Trust I, 5.75%*##                   25             1,175
                                                                      ---------
                                                                      $  21,298
--------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Calenergy Capital Trust III, 6.5%*##                  100         $   4,312
--------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    Devon Financing Trust*                                 25         $   1,597
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
    (Identified Cost, $261,091)                                       $ 322,856
--------------------------------------------------------------------------------

Preferred Stock - 1.3%
--------------------------------------------------------------------------------
  Aerospace - 1.3%
    Loral Space & Communications*
     (Identified Cost $7,225)                             125         $   8,688
--------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
--------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)             VALUE
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/02/98,
      at Amortized Cost                                  $ 15         $  14,998
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $569,094)                         $ 685,817

Other Assets, Less Liabilities - 0.8%                                     5,325
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $ 691,142
--------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1998

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 96.0%
--------------------------------------------------------------------------------
ISSUER                                              SHARES                VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 90.2%
  Advertising - 0.1%
    Doubleclick Inc.*                                 100           $     3,194
--------------------------------------------------------------------------------
  Business Machines - 3.9%
    Affiliated Computer Services, Inc., "A"*        1,980           $    63,731
    Silicon Graphics, Inc.*                           500                 7,531
    Sun Microsystems, Inc.*                           940                44,768
                                                                    -----------
                                                                    $   116,030
--------------------------------------------------------------------------------
  Business Services - 3.2%
    AccuStaff, Inc.*                                2,180           $    61,585
    Acsys Inc.*                                       100                 1,313
    C.H. Robinson Worldwide, Inc.                     100                 2,275
    First Consulting Group, Inc.*                     100                 1,875
    Galileo International, Inc.                       100                 3,950
    Hall Kinion & Associates, Inc.*                   100                 1,388
    Lamalie Associates, Inc.*                         100                 1,956
    Paymentech, Inc.*                                 620                10,230
    PRT Group, Inc.*                                  100                 2,081
    Teletech Holdings, Inc.*                        1,000                 9,562
                                                                    -----------
                                                                    $    96,215
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 14.7%
    Activision, Inc.*                               1,500           $    20,719
    Autodesk, Inc.                                  1,710                81,011
    Compaq Computer Corp.                             400                12,825
    Electronic Arts, Inc.*                          1,400                61,775
    Microprose, Inc.*                               4,600                 9,056
    Microsoft Corp.*                                2,680               227,130
    Midway Games, Inc.*                               960                21,120
                                                                    -----------
                                                                    $   433,636
--------------------------------------------------------------------------------
  Computer Software - Services - 1.0%
    Ingram Micro, Inc.*                               750           $    28,969
    Micromuse Inc.*                                   100                 1,900
                                                                    -----------
                                                                    $    30,869
--------------------------------------------------------------------------------
  Computer Software - Systems - 38.6%
    Adobe Systems, Inc.                               925           $    40,873
    Aspen Technology, Inc.*                         2,400                95,400
    BMC Software, Inc.*                             1,680               128,520
    Cadence Design Systems, Inc.*                   5,362               187,335
    Computer Associates International, Inc.         1,862                87,747
    Compuware Corp.*                                3,720               156,705
    Edwards (J.D.) & Co.*                             100                 3,300
    Engineering Animation, Inc.*                      120                 7,350
    Great Plains Software, Inc.*                      100                 3,325
    Oracle Corp.*                                   5,280               130,020
    Peoplesoft, Inc.*                               1,520                67,925
    Peritus Software Services, Inc.*                  100                 1,600
    Rational Software Corp.*                        1,510                20,385
    Scopus Technology, Inc.*                          400                 5,650
    Security Dynamics Technologies, Inc.*             200                 7,125
    Simulation Sciences, Inc.*##                    1,900                19,475
    Summit Design, Inc.*                            4,050                56,700
    Sybase, Inc.*                                     380                 3,990
    Synopsys, Inc.*                                 3,180               111,101
    System Software Associates, Inc.*               1,200                 8,925
                                                                    -----------
                                                                    $ 1,143,451
--------------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    1 800 Contacts*                                   100           $     1,425
    Avis Rent A Car, Inc.*                            400                11,450
    CD Now Inc.*                                      100                 2,287
    Industrial Distribution Group, Inc.*              100                 1,813
    N2K, Inc.*                                        100                 2,562
                                                                    -----------
                                                                    $    19,537
--------------------------------------------------------------------------------
  Electronics - 5.5%
    Atmel Corp.*                                      440           $     7,150
    Intel Corp.                                       640                57,400
    Sony Corp.                                        510                46,123
    Teradyne, Inc.*                                 1,080                50,963
                                                                    -----------
                                                                    $   161,636
--------------------------------------------------------------------------------
  Entertainment - 0.5%
    Hearst-Argyle Television, Inc.*                   400           $    14,050
--------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Conning Corp.*                                    100           $     1,875
    Franchise Mortgage Acceptance Co.*                100                 1,800
                                                                    -----------
                                                                    $     3,675
--------------------------------------------------------------------------------
  Financial Services - 0.1%
    CIT Group, Inc., "A"*                             100           $     3,300
--------------------------------------------------------------------------------
  Medical and Health Products - 2.1%
    Bristol-Myers Squibb Co.                          610           $    61,114
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.9%
    Castle Dental Centers, Inc.*                      100           $     1,100
    Centennial Healthcare Corp.*                      100                 2,250
    HBO & Co.                                       2,170               117,451
    HEALTHSOUTH Corp.*                                590                15,930
    Monarch Dental Corp.*                             100                 1,550
    Ocular Sciences, Inc.*                            100                 2,263
    Oxford Health Plans, Inc.*                        520                 8,937
    PacifiCare Health Systems, Inc., "B"*              70                 4,375
    Priority Healthcare Corp.*                        100                 1,563
    Province Healthcare Co.*                          100                 2,075
    United Healthcare Corp.                         1,240                75,252
                                                                    -----------
                                                                    $   232,746
--------------------------------------------------------------------------------
  Oil Services
    Domain Energy Corp.*                              100           $     1,313
--------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    CMP Media, Inc.*                                  100           $     2,363
    Petersen Cos., Inc.*                              100                 2,562
                                                                    -----------
                                                                    $     4,925
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Friendly Ice Cream Corp.*                         100           $     1,875
--------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Edutrek International, Inc., "A"*                 100           $     2,200
    Visual Networks Inc.*                             100                 2,012
    White Cap Industries Corp.*                       100                 1,700
                                                                    -----------
                                                                    $     5,912
--------------------------------------------------------------------------------
  Stores - 0.3%
    CVS Corp.                                         100           $     7,406
    Duane Reade, Inc.*                                100                 2,238
                                                                    -----------
                                                                    $     9,644
--------------------------------------------------------------------------------
  Telecommunications - 9.5%
    Ascend Communications, Inc.*                      805           $    30,137
    Aspect Telecommunications Corp.*                2,770                73,059
    Cabletron Systems, Inc.*                          300                 4,650
    Cisco Systems, Inc.*                            1,583               104,247
    Global TeleSystems Group, Inc.*                   100                 3,663
    Lucent Technologies, Inc.                         350                37,931
    Network Solutions, Inc.*                          100                 2,025
    Nextlink Communications, Inc., "A"*               100                 3,013
    WorldCom, Inc.*                                   600                22,912
                                                                    -----------
                                                                    $   281,637
--------------------------------------------------------------------------------
  Utilities - Telephone - 1.5%
    MCI Communications Corp.                          910           $    43,509
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $ 2,668,268
--------------------------------------------------------------------------------
Foreign Stocks - 5.8%
    Canada
      Microcell Telecommunications, "B"
        (Telecommunications)*                         100           $       719
--------------------------------------------------------------------------------
  France - 1.5%
    Dassault Systemes S.A., ADR
      (Computer Software - Systems)                   960           $    37,080
    Dassault Systemes S.A
      (Computer Software - Systems)                   200                 8,085
                                                                    -----------
                                                                    $    45,165
--------------------------------------------------------------------------------
  Germany - 2.3%
    Sap AG, Preferred (Computer Software - Systems)   165           $    68,026
--------------------------------------------------------------------------------
  Hong Kong - 0.3%
    Asia Electronics Holding, Inc. (Electronics)*   1,000           $     8,125
--------------------------------------------------------------------------------
  Japan - 1.7%
    Canon, Inc., ADR (Special Products
      and Services)                                    80           $     9,150
    Meitec Corp. (Computer Software - Service)        400                12,356
    Sony Corp. (Electronics)                          300                27,158
                                                                    -----------
                                                                    $    48,664
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $   170,699
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,141,940)                          $ 2,838,967
--------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
--------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                            (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/02/98,
      at Amortized Cost                            $  105           $   104,984
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,246,924)                     $ 2,943,951

Other Assets, Less Liabilities - 0.5%                                    14,599
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $ 2,958,550
--------------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------------------------
                                                                   CORE             SPECIAL              BLUE
                                                                 GROWTH       OPPORTUNITIES              CHIP
FEBRUARY 28, 1998                                                  FUND                FUND              FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,049,102,
    $3,129,434, and $660,305, respectively)                  $3,551,091          $3,817,007          $871,785
  Cash                                                            3,766               2,192             1,368
  Deposit with brokers for securities sold short                   --                17,152              --
  Dividends and interest receivable                                 975               1,478             1,119
  Receivable for investments sold                                93,725              56,298              --
  Net receivable for forward currency exchange contracts
    subject to master netting agreements                           --                   370              --
  Receivable from investment adviser                               --                17,514              --
  Deferred organization expenses                                  1,458               1,473              --
                                                             ----------          ----------          --------
      Total assets                                           $3,651,015          $3,913,484          $874,272
                                                             ----------          ----------          --------
Liabilities:
  Securities sold short, at value
   (proceeds received, $24,057)                              $     --            $   14,550          $   --
  Payable for investments purchased                             206,517              73,184             5,718
  Payable to affiliates -
    Investment adviser                                            7,969                --                --
    Shareholder servicing agent fee                               1,526                  23              --
    Administrative fee                                                3                   4              --
  Accrued expenses and other liabilities                         12,622               8,621                71
                                                             ----------          ----------          --------
        Total liabilities                                    $  228,637          $   96,382          $  5,789
                                                             ----------          ----------          --------
Net assets                                                   $3,422,378          $3,817,102          $868,483
                                                             ==========          ==========          ========
Net assets consist of:
  Paid-in capital                                            $2,779,115          $2,993,677          $641,222
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                  501,989             697,456           211,480
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               149,132             120,067            15,889
  Accumulated undistributed (distributions in excess
    of) net investment income                                    (7,858)              5,902              (108)
                                                             ----------          ----------          --------
      Total                                                  $3,422,378          $3,817,102          $868,483
                                                             ==========          ==========          ========
Shares of beneficial interest outstanding:
    Class A                                                      94,134             158,778            41,274
    Class I                                                     124,122             131,855            22,291
                                                             ----------          ----------          --------
      Total shares of beneficial interest outstanding           218,256             290,633            63,565
                                                             ==========          ==========          ========
Net assets:
    Class A                                                  $1,474,492          $2,081,903          $563,900
    Class I                                                   1,947,886           1,735,199           304,583
                                                             ----------          ----------          --------
      Total net assets                                       $3,422,378          $3,817,102          $868,483
                                                             ==========          ==========          ========
Class A shares:
  Net asset value, offering price, and redemption
    price per share (net assets / shares of beneficial
      interest outstanding)                                    $15.66              $13.11             $13.66
                                                               ======              ======             ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets / shares of beneficial interest
    outstanding)                                               $15.69              $13.16             $13.66
                                                               ======              ======             ======

See notes to financial statements

Statements of Assets and Liabilities (Unaudited) - continued
---------------------------------------------------------------------------------------------------
                                                                    CONVERTIBLE         SCIENCE AND
                                                                     SECURITIES          TECHNOLOGY
FEBRUARY 28, 1998                                                          FUND                FUND
---------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $569,094 and $2,246,924, respectively)                             $685,817          $2,943,951
  Cash                                                                    3,307                 476
  Receivable for Fund shares sold                                          --                32,449
  Receivable for investments sold                                        18,687                --
  Interest and dividends receivable                                       2,488                  69
  Other assets                                                             --                 8,711
                                                                       --------          ----------
      Total assets                                                     $710,299          $2,985,656
                                                                       --------          ----------
Liabilities:
  Payable for investments purchased                                    $ 19,099          $   18,440
  Payable to affiliates -
    Shareholder servicing agent fee                                        --                    18
    Administrative fee                                                     --                     2
  Accrued expenses and other liabilities                                     58               8,646
                                                                       --------          ----------
      Total liabilities                                                $ 19,157          $   27,106
                                                                       --------          ----------
Net assets                                                             $691,142          $2,958,550
                                                                       ========          ==========
Net assets consist of:
  Paid-in capital                                                      $565,523          $2,263,044
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        116,724             697,027
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                         4,994               5,149
  Accumulated distributions in excess of net investment income           (3,859)             (8,946)
                                                                       --------          ----------
      Total                                                            $683,382          $2,956,274
                                                                       ========          ==========
Shares of beneficial interest outstanding:
  Class A                                                                52,833              80,450
  Class I                                                                 3,868             140,386
                                                                       --------          ----------
      Total shares of beneficial interest outstanding                    56,701             220,836
                                                                       ========          ==========
Net assets:
  Class A                                                              $644,042          $1,078,013
  Class I                                                                47,100           1,880,537
                                                                       --------          ----------
      Total net assets                                                 $691,142          $2,958,550
                                                                       ========          ==========
Class A shares:
  Net asset value and offering price and redemption price per share
    (net assets / shares of beneficial interest outstanding)            $12.19             $13.40
                                                                        ======             ======
Class I shares:
  Net asset value and offering price and redemption price per share
    (net assets / shares of beneficial interest outstanding)            $12.18             $13.40
                                                                        ======             ======

See notes to financial statements

Statements of Operations (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                     CORE            SPECIAL               BLUE
                                                                   GROWTH      OPPORTUNITIES               CHIP
SIX MONTHS ENDED FEBRUARY 28, 1998                                   FUND               FUND               FUND
---------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $  9,917           $  8,032           $  5,409
    Interest                                                        3,148              5,960                256
    Foreign taxes withheld                                           --                 (218)               (23)
                                                                 --------           --------           --------
      Total investment income                                    $ 13,065           $ 13,774           $  5,642
                                                                 --------           --------           --------
  Expenses -
    Management fee                                               $ 10,927           $ 14,179           $  2,484
    Shareholder servicing agent fee                                 1,800              2,253                465
    Distribution and service fee - (Class A)                        2,900              9,632              1,288
    Administrative fee                                                197                253                 51
    Registration fees                                               2,614               --                3,697
    Auditing fees                                                   5,600              2,765              5,500
    Printing                                                        3,347              1,040              2,273
    Postage                                                           128                 35                166
    Legal fees                                                        292              1,250                 25
    Custodian fees                                                    878              1,614              1,273
    Amortization of organization expenses                             434                215               --
    Miscellaneous                                                   1,697               --                 --
                                                                 --------           --------           --------
      Total expenses                                             $ 30,814           $ 33,236           $ 17,222
    Fees paid indirectly                                             (512)              (746)              (131)
    Preliminary reduction of expenses by investment
      adviser and distributor                                     (13,827)           (26,064)           (11,377)
                                                                 --------           --------           --------
      Net expenses                                               $ 16,475           $  6,426           $  5,714
                                                                 --------           --------           --------
        Net investment income (loss)                             $ (3,410)          $  7,348           $    (72)
                                                                 ========           ========           ========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $286,356           $311,511           $ 22,992
    Foreign currency transactions                                     158               (350)              --
                                                                 --------           --------           --------
      Net realized gain on investments and
        foreign currency transactions                            $286,514           $311,161           $ 22,992
                                                                 --------           --------           --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $219,228           $ 85,114           $115,539
    Securities sold short                                            --               13,914               --
    Translation of assets and liabilities in foreign
      currencies                                                       (8)               203               --
                                                                 --------           --------           --------
      Net unrealized gain on investments and foreign
        currency translation                                     $219,220           $ 99,231           $115,539
                                                                 --------           --------           --------
        Net realized and unrealized gain on
          investments and foreign currency                       $505,734           $410,392           $138,531
                                                                 --------           --------           --------
          Increase in net assets from operations                 $502,324           $417,740           $138,459
                                                                 ========           ========           ========

See notes to financial statements

Statements of Operations (Unaudited) - continued
---------------------------------------------------------------------------------------------------
                                                                        CONVERTIBLE     SCIENCE AND
                                                                         SECURITIES      TECHNOLOGY
SIX MONTHS ENDED FEBRUARY 28, 1998                                             FUND            FUND
---------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                               $ 8,466        $  7,502
    Interest                                                                  4,722           1,834
    Foreign taxes withheld                                                     --               (30)
                                                                            -------        --------
      Total investment income                                               $13,188        $  9,306
                                                                            -------        --------
  Expenses -
    Management fee                                                          $ 2,098        $  9,547
    Shareholder servicing agent fee -                                           399             256
    Distribution and service fee - Class A                                    1,490           2,276
    Administrative fee                                                           43             172
    Registration fees                                                         8,803           3,047
    Auditing fees                                                             4,800           5,200
    Postage                                                                      25             170
    Printing                                                                    363           1,271
    Legal fees                                                                2,053            --
    Custodian fee                                                             1,308           1,381
    Miscellaneous                                                              --               851
                                                                            -------        --------
      Total expenses                                                        $21,382        $ 24,171
    Fees paid indirectly                                                        (58)           (238)
    Preliminary reduction of expenses by investment adviser and
      distributor                                                           (16,505)        (11,823)
                                                                            -------        --------
      Net expenses                                                          $ 4,819        $ 12,110
                                                                            -------        --------
        Net investment income (loss)                                        $ 8,369        $ (2,805)
                                                                            =======        ========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                 $19,474        $ 74,699
    Foreign currency transactions                                               (14)             (5)
                                                                            -------        --------
      Net realized gain on investments and foreign currency
        transactions                                                        $19,460        $ 74,694
                                                                            -------        --------
  Change in unrealized appreciation -
    Investments                                                             $45,097        $321,008
    Translation of assets and liabilities in foreign currencies                --                 1
                                                                            -------        --------
      Net unrealized gain on investments and foreign currency
        translation                                                         $45,097        $321,009
                                                                            -------        --------
        Net realized and unrealized gain on investments and
          foreign currency                                                  $64,557        $395,703
                                                                            -------        --------
          Increase in net assets from operations                            $72,926        $392,898
                                                                            =======        ========

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED
                                                              FEBRUARY 28, 1998     AUGUST 31, 1997
CORE GROWTH FUND                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                         $   (3,410)         $  200,677
  Net realized gain on investments and foreign
    currency transactions                                                 286,514             147,772
  Net unrealized gain on investments and foreign
    currency translation                                                  219,220             264,818
                                                                       ----------          ----------
      Net increase in net assets from operations                       $  502,324          $  613,267
                                                                       ----------          ----------
Distributions declared to shareholders -
  From net investment income - Class A                                 $  (81,330)         $     --
  From net investment income - Class I                                   (123,670)               --
  From net realized gain on investments and foreign
    currency transactions - Class A                                       (97,297)           (106,559)
  From net realized gain on investments and foreign
    currency transactions - Class I                                      (147,949)               --
                                                                       ----------          ----------
    Total distributions declared to shareholders                       $ (450,246)         $ (106,559)
                                                                       ----------          ----------
  Net increase in net assets from Fund share transactions              $  614,180          $1,563,262
                                                                       ----------          ----------
        Total increase in net assets                                   $  666,258          $2,069,970
Net assets:
  At beginning of period                                                2,756,120             686,150
                                                                       ----------          ----------
  At end of period (including accumulated
    undistributed (distributions in excess of) net
    investment income of $(7,858) and $200,552,
    respectively)                                                      $3,422,378          $2,756,120
                                                                       ==========          ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
-----------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED          YEAR ENDED
                                                                FEBRUARY 28, 1998     AUGUST 31, 1997
SPECIAL OPPORTUNITIES FUND                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $    7,348          $   27,650
  Net realized gain on investments and foreign
    currency transactions                                                 311,161             307,876
  Net unrealized gain on investments and foreign
    currency translation                                                   99,231             557,043
                                                                       ----------          ----------
      Increase in net assets from operations                           $  417,740          $  892,569
                                                                       ----------          ----------
Distributions declared to shareholders -
  From net investment income - Class A                                 $  (16,329)         $   (8,950)
  From net investment income - Class I                                    (13,660)               --
  From net realized gain on investments and foreign
    currency transactions - Class A                                      (236,984)           (232,385)
  From net realized gain on investments and foreign
    currency transactions - Class I                                      (198,261)               --
                                                                       ----------          ----------
      Total distributions declared to shareholders                     $ (465,234)         $ (241,335)
                                                                       ----------          ----------
  Net increase (decrease) in net assets from Fund share transactions   $  (90,215)         $1,044,942
                                                                       ----------          ----------
      Total increase (decrease) in net assets                          $ (137,709)         $1,696,176
Net assets:
  At beginning of period                                                3,954,811           2,258,635
                                                                       ----------          ----------
  At end of period (including accumulated
    undistributed net investment income of $5,902
    and $28,543, respectively)                                         $3,817,102          $3,954,811
                                                                       ==========          ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED          PERIOD ENDED
                                                               FEBRUARY 28, 1998        AUGUST 31, 1997*
BLUE CHIP FUND                                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                         $    (72)               $  1,194
  Net realized gain on investments and foreign
    currency transactions                                                22,992                  12,379
  Net unrealized gain on investments and foreign
    currency translation                                                115,539                  95,941
                                                                       --------                --------
      Net increase in net assets from operations                       $138,459                $109,514
                                                                       --------                --------
Distributions declared to shareholders -

  From net investment income - Class A                                 $   (847)               $   --
  From net investment income - Class I                                     (393)                   --
  From net realized gain on investments and foreign
    currency transactions - Class A                                     (13,308)                   --
  From net realized gain on investments and foreign
    currency transactions - Class I                                      (6,164)                   --
                                                                       --------                --------

        Total distributions declared to shareholders                   $(20,712)               $   --
                                                                       --------                --------
  Net increase in net assets from Fund share transactions              $ 23,247                $617,975
                                                                       --------                --------
        Total increase in net assets                                   $140,994                $727,489
Net assets:
  At beginning of period                                                727,489                    --
                                                                       --------                --------
  At end of period (including accumulated undistributed
    (distributions in excess of) net investment income of
    $(108) and $1,204, respectively)                                   $868,483                $727,489
                                                                       ========                ========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED            PERIOD ENDED
                                                              FEBRUARY 28, 1998        AUGUST 31, 1997*
CONVERTIBLE SECURITIES FUND                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $  8,369                $ 12,104
  Net realized gain (loss) on investments and
    foreign currency transactions                                        19,460                  (1,195)
  Net unrealized gain on investments and foreign
    currency translation                                                 45,097                  71,627
                                                                       --------                --------
      Increase in net assets from operations                           $ 72,926                $ 82,536
                                                                       --------                --------

Distributions declared to shareholders -
From net investment income - Class A                                   $(15,475)               $   --
  From net investment income - Class I                                   (1,099)                   --
  From net realized gain on investments and foreign currency
    transactions - Class A                                              (12,390)                   --
  From net realized gain on investments and foreign currency
    transactions - Class I                                                 (880)                   --
                                                                       --------                --------

      Total distributions declared to shareholders                     $(29,844)               $   --
                                                                       --------                --------
  Net increase in net assets from Fund share transactions              $  7,533                $557,991
                                                                       --------                --------
      Total increase in net assets                                     $ 50,615                $640,527
Net assets:
  At beginning of period                                                640,527                    --
                                                                       --------                --------
At end of period (including accumulated
  undistributed (distributions in excess of) net investment
  income of $(3,859) and $12,106, respectively)                        $691,142                $640,527
                                                                       ========                ========


*For the period from the commencement of the Fund's investment operations, January 2, 1997, through
 August 31, 1997.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED           PERIOD ENDED
                                                                 FEBRUARY 28, 1998       AUGUST 31, 1997*
SCIENCE AND TECHNOLOGY FUND                                            (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                         $   (2,805)             $  176,025
  Net realized gain (loss) on investments and
    foreign currency transactions                                          74,694                 (69,413)
  Net unrealized gain on investments and foreign
    currency translation                                                  321,009                 376,018
                                                                       ----------              ----------
      Increase in net assets from operations                           $  392,898              $  482,630
                                                                       ----------              ----------
Distributions declared to shareholders -
From net investment income - Class A                                   $  (64,127)             $     --
  From net investment income - Class I                                   (115,896)                   --
                                                                       ----------              ----------
      Total distributions declared to shareholders                     $ (180,023)             $     --
                                                                       ----------              ----------
  Net increase in net assets from Fund share transactions              $  226,925              $2,036,120
                                                                       ----------              ----------
        Total increase in net assets                                   $  439,800              $2,518,750
Net assets:
  At beginning of period                                                2,518,750                    --
                                                                       ----------              ----------
  At end of period (including accumulated undistributed
    (distributions in excess of) net investment income of
    $(8,946) and $176,158, respectively)                               $2,958,550              $2,518,750
                                                                       ==========              ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through
 August 31, 1997.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED           YEAR ENDED       PERIOD ENDED
                                               FEBRUARY 28, 1998      AUGUST 31, 1997   AUGUST 31, 1996*
CORE GROWTH FUND                                     (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                         CLASS A
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 15.82             $ 12.33            $ 10.00
                                                          -------             -------            -------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.03)            $  1.24            $ (0.01)
  Net realized and unrealized gain on
    investments and foreign currency transactions            2.50                3.93               2.34
                                                          -------             -------            -------
      Total from investment operations                    $  2.47             $  5.17            $  2.33
                                                          -------             -------            -------
Less distributions declared to shareholders -
  From net investment income                              $ (1.20)            $ (1.68)           $  --
  From net realized gain on investments and
    foreign currency transactions                           (1.43)               --                 --
                                                          -------             -------            -------
      Total distributions declared
        to shareholders                                   $ (2.63)            $ (1.68)           $  --
                                                          -------             -------            -------
Net asset value - end of period                           $ 15.66             $ 15.82            $ 12.33
                                                          =======             =======            =======
Total return                                               18.10%++            45.22%             23.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                  1.17%+##            1.45%##            1.50%+
  Net investment income (loss)                            (0.37)%+              9.12%            (0.11)%+
Portfolio turnover                                           143%              1,043%               204%
Average commission rate                                   $0.0523             $0.0248            $0.0411
Net assets at end of period (000 omitted)                 $ 1,474             $ 1,061            $   686

  * For the period from the commencement of the Fund's investment operations,
    January 2, 1996, through August 31, 1996
  + Annualized
 ++ Not annualized
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly
(S) Subject to reimbursement by the Fund, the adviser voluntarily agreed to maintain the expenses of the
    Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the periods indicated If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income
    (loss) per share and the ratios would have been:

     Net investment income (loss)                         $ (0.13)            $  1.06            $ (0.18)
     Ratios (to average net assets):
       Expenses##                                           2.42%+              2.82%              4.28%+
       Net investment income (loss)                       (1.62)%+              7.75%            (2.34)%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED         PERIOD ENDED
                                                                         FEBRUARY 28, 1998      AUGUST 31, 1997**
CORE GROWTH FUND                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                                                   CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                              $ 15.84              $ 12.99
                                                                                   -------              -------
Income from investment operations# -
  Net investment income (loss)(S)                                                  $ (0.01)             $  1.50
  Net realized and unrealized gain on investments
    and foreign currency transactions                                                 2.49                 1.35
                                                                                   -------              -------
      Total from investment operations                                             $  2.48              $  2.85
                                                                                   -------              -------
Less distributions declared to shareholders -
  From net investment income                                                       $ (1.20)             $  --
  From net realized gain on investments and foreign
    currency transactions                                                            (1.43)                --
                                                                                   -------              -------
      Total distributions declared to shareholders                                 $ (2.63)             $  --
                                                                                   -------              -------
Net asset value - end of period                                                    $ 15.69              $ 15.84
                                                                                   =======              =======
Total return                                                                        18.16%++             21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.17%+               1.48%+
  Net investment income (loss)                                                     (0.15)%+              14.08%+
Portfolio turnover                                                                    143%               1,043%
Average commission rate                                                            $0.0523              $0.0248
Net assets at end of period (000 omitted)                                          $ 1,948              $ 1,695

 ** For the period from the inception of Class I, January 2, 1997, through August 31, 1997
  + Annualized
 ++ Not annualized
  # Per share data are based on average shares outstanding
 ## The Fund's expenses are calculated without reduction for fees paid indirectly
(S) Subject to reimbursement by the Fund, the adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the periods indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                                  $ (0.07)             $  1.40
     Ratios (to average net assets):
       Expenses##                                                                    1.92%                2.35%+
       Net investment income (loss)                                                (0.90)%               13.20%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED           YEAR ENDED       PERIOD ENDED
                                               FEBRUARY 28, 1998      AUGUST 31, 1997    AUGUST 31, 1996*
SPECIAL OPPORTUNITIES FUND                           (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                         CLASS A
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value - beginning of period                     $ 13.62             $ 11.36            $ 10.00
                                                          -------             -------            -------
Income from investment operations# -
  Net investment income(S)                                $  0.03             $  0.08            $  0.06
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                             1.32                3.35               1.30
                                                          -------             -------            -------
      Total from investment operations                    $  1.35             $  3.43            $  1.36
                                                          -------             -------            -------
Less distributions declared to shareholders -
  From net investment income                              $ (0.12)            $ (0.04)           $  --
  From net realized gain on investments
    and foreign currency transactions                       (1.74)              (1.13)              --
                                                          -------             -------            -------

      Total distributions declared to
        shareholders                                      $ (1.86)            $ (1.17)           $  --
                                                          -------             -------            -------
Net asset value - end of period                           $ 13.11             $ 13.62            $ 11.36
                                                          =======             =======            =======
Total return                                               12.00%++            31.84%             13.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                  0.39%+##            0.74%##            1.50%+
  Net investment income                                     0.39%+              0.65%              0.78%+
Portfolio turnover                                            63%                161%               108%
Average commission rate                                   $0.0470             $0.0387            $0.0361
Net assets at end of period (000
 omitted)                                                 $ 2,082             $ 1,920            $ 2,259

* For the period from the commencement of the Fund's investment operations, January 2, 1996, through
 August 31, 1996
+ Annualized
++ Not annualized
# Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly
(S) Subject to reimbursement by the Fund, the adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the periods indicated If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                  $ (0.06)            $ (0.06)           $ (0.01)
     Ratios (to average net assets):
       Expenses##                                           1.76%+              1.92%              2.97%+
       Net investment loss                                (0.98)%+            (0.53)%            (0.16)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED         PERIOD ENDED
                                                                         FEBRUARY 28, 1998      AUGUST 31, 1997**
SPECIAL OPPORTUNITIES FUND                                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                                              $ 13.64              $ 11.39
                                                                                   -------              -------
Income from investment operations# -
  Net investment income(S)                                                         $  0.03              $  0.11
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                             1.35                 2.14
                                                                                   -------              -------
      Total from investment operations                                             $  1.38              $  2.25
                                                                                   -------              -------
Less distributions declared to shareholders -
  From net investment income                                                       $ (0.12)             $  --
  From net realized gain on investments and foreign
    currency transactions                                                            (1.74)                --
                                                                                   -------              -------
      Total distributions declared to shareholders                                 $ (1.86)             $  --
                                                                                   -------              -------
Net asset value - end of period                                                    $ 13.16              $ 13.64
                                                                                   =======              =======
Total return                                                                        12.04%++             19.75%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         0.39%+               0.40%+
  Net investment income                                                              0.40%+               1.26%+
Portfolio turnover                                                                     63%                 161%
Average commission rate                                                            $0.0470              $0.0387
Net assets at end of period (000 omitted)                                          $ 1,735              $ 2,035

 ** For the period from the inception of Class I, January 2, 1997, through August 31, 1997
  + Annualized
 ++ Not annualized
  # Per share data are based on average shares outstanding
 ## The Fund's expenses are calculated without reduction for fees paid indirectly
(S) Subject to reimbursement by the Fund, the adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the periods indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                                  $ (0.03)             $  0.01
     Ratios (to average net assets):
       Expenses##                                                                    1.26%+               1.36%+
       Net investment income (loss)                                                (0.47)%+               0.08%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED        PERIOD ENDED    SIX MONTHS ENDED       PERIOD ENDED
                                                    FEBRUARY 28, 1998     AUGUST 31, 1997*  FEBRUARY 28, 1998    AUGUST 31, 1997*
BLUE CHIP FUND                                            (UNAUDITED)                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 11.77             $ 10.00              $ 11.77             $ 10.00
                                                             -------             -------              -------             -------
Income from investment operations# -
  Net investment income(S)                                   $  --               $  0.02              $  --               $  0.02
  Net realized and unrealized gain on investments
    and foreign currency transactions                           2.24                1.75                 2.24                1.75
                                                             -------             -------              -------             -------
      Total from investment operations                       $  2.24             $  1.77              $  2.24             $  1.77
                                                             -------             -------              -------             -------
Less distributions declared to shareholders -
  From net investment income                                 $ (0.02)            $  --                $ (0.02)            $  --
  From net realized gain on investments and
    foreign currency  transactions                             (0.33)               --                  (0.33)               --
                                                             -------             -------              -------             -------
      Total distributions declared  shareholders             $ (0.35)            $  --                $ (0.35)            $  --
                                                             -------             -------              -------             -------
Net asset value - end of period                              $ 13.66             $ 11.77              $ 13.66             $ 11.77
                                                             =======             =======              =======             =======
Total return                                                  19.37%++            17.70%++             19.37%++            17.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     1.50%+              1.50%+               1.50%+              1.50%+
  Net investment income (loss)                               (0.02)%+              0.28%+             (0.01)%+              0.24%+
Portfolio turnover                                               18%                 32%                  18%                 32%
Average commission rate                                      $0.0549             $0.0427              $0.0549             $0.0427
Net assets at end of period (000 omitted)                    $   564             $   486              $   305             $   241

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997
  + Annualized
 ++ Not annualized
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly
(S) Subject to reimbursement by the Fund, the adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1
    50% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the periods indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                     $ (0.20)            $ (0.26)             $ (0.15)            $ (0.23)
     Ratios (to average net assets):
       Expenses##                                              4.62%+              5.04%+               4.00%+              4.54%+
       Net investment loss                                   (3.14)%+            (3.25)%+             (2.51)%+            (2.80)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED        PERIOD ENDED     SIX MONTHS ENDED          PERIOD ENDED
                                                   FEBRUARY 28, 1998     AUGUST 31, 1997*   FEBRUARY 28, 1998       AUGUST 31, 1997*
CONVERTIBLE SECURITIES FUND                              (UNAUDITED)                              (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A                                   CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 11.48             $ 10.00              $ 11.47             $ 10.00
                                                             -------             -------              -------             -------
Income from investment operations# -
  Net investment income(S)                                   $  0.15             $  0.25              $  0.15             $  0.26
  Net realized and unrealized gain on investments               1.12                1.23                 1.12                1.21
                                                             -------             -------              -------             -------
      Total from investment operations                       $  1.27             $  1.48              $  1.27             $  1.47
                                                             -------             -------              -------             -------
Less distributions declared to shareholders -
  From net investment income                                 $ (0.31)            $  --                $ (0.31)            $  --
  From net realized gain on investments
    and foreign currency transactions                          (0.25)               --                  (0.25)               --
                                                             -------             -------              -------             -------
      Total distributions declared to shareholders           $ (0.56)            $  --                $ (0.56)            $  --
                                                             -------             -------              -------             -------
Net asset value - end of period                              $ 12.19             $ 11.48              $ 12.18             $ 11.47
                                                             =======             =======              =======             =======
Total return                                                  11.65%++            14.70%++             11.66%++            14.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     1.50%+              1.50%+               1.50%+              1.50%+
  Net investment
   income                                                      2.61%+              3.16%+               2.58%+              3.19%+
Portfolio turnover                                               47%                 76%                  47%                 76%
Average commission rate                                      $0.0464             $0.0453              $0.0464             $0.0453
Net assets at end of period (000 omitted)                    $   644             $   577              $    47             $    64

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997
  + Annualized
 ++ Not annualized
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly
(S) Subject to reimbursement by the Fund, the adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1
    50% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the periods indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

     Net
       investment loss                                       $ (0.15)            $ (0.04)             $ (0.12)            $  --
     Ratios (to average net assets):
       Expenses##                                               6.68%+              5.19%+               6.18%+              4.69%+
       Net investment loss                                    (2.57)%+           (53.00)%+             (2.10)%+              --   +

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED       PERIOD ENDED         SIX MONTHS ENDED        PERIOD ENDED
                                                FEBRUARY 28, 1998    AUGUST 31, 1997*       FEBRUARY 28, 1998     AUGUST 31, 1997*
SCIENCE AND TECHNOLOGY FUND                           (UNAUDITED)                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A                                      CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 12.53             $ 10.00                  $ 12.53             $ 10.00
                                                         -------             -------                  -------             -------
Income from investment operations# -
  Net investment income (loss)(S)                        $ (0.01)            $  0.84                  $ (0.01)            $  1.05
  Net realized and unrealized gain on investments           1.79                1.69                     1.79                1.48
                                                         -------             -------                  -------             -------
      Total from investment operations                   $  1.78             $  2.53                  $  1.78             $  2.53
                                                         -------             -------                  -------             -------
Less distributions declared to shareholders -
  From net investment income                             $ (0.91)            $  --                    $ (0.91)            $  --
                                                         -------             -------                  -------             -------
      Total distributions declared to
        shareholders                                     $ (0.91)            $  --                    $ (0.91)            $  --
                                                         -------             -------                  -------             -------
Net asset value - end of period                          $ 13.40             $ 12.53                  $ 13.40             $ 12.53
                                                         =======             =======                  =======             =======
Total return                                              15.92%++            14.70%++                 15.92%++            25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.98%+              1.40%+                   0.97%+              1.41%+
  Net investment income (loss)                           (0.24)%+             10.73%+                  (0.21)%+            13.11%+
Portfolio turnover                                           19%                 792%                      19%               792%
Average commission rate                                  $0.0622             $0.0243                  $0.0622             $0.0243
Net assets at end of period (000 omitted)                $ 1,078             $   882                  $ 1,881             $ 1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997
  + Annualized
 ++ Not annualized
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly
(S) Subject to reimbursement by the Fund, the adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1
    50% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the periods indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                        $ (0.09)            $  0.73                  $ (0.09)              $0.98
     Ratios (to average net assets):
       Expenses##                                          2.25%+              2.77%+                   2.24%+              2.28%+
       Net investment income (loss)                      (1.51)%+              9.36%+                 (1.48)%+             12.24%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Core Growth Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Science and Technology Fund, (each Fund) are diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of each Fund's operations.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The Special Opportunities Fund, the Convertible Securities Fund, and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which a Fund does not own with the intent of purchasing it later at a lower price. A Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which a Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

These Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund and at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Science and Technology Fund, and the Special Opportunities Fund. For the six months ended February 28, 1998, the investment adviser has voluntarily agreed to waive its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Blue Chip Fund and the Convertible Securities Fund have a temporary expense reimbursement agreements whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. For the six month period ended February 28, 1998, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

                                               CONVERTIBLE
                 BLUE CHIP FUND            SECURITIES FUND
                 -----------------------------------------
                        $16,985                    $29,955

Administrator - The Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the six months ended February 28, 1998.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the six months ended February 28, 1998, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                 CORE            SPECIAL               BLUE      CONVERTIBLE      SCIENCE AND
                               GROWTH      OPPORTUNITIES               CHIP       SECURITIES       TECHNOLOGY
                                 FUND               FUND               FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------
Purchases
---------
U.S. government
securities                 $   50,759         $     --           $     --         $     --         $     --

Investments (non-U.S
government securities)     $4,212,185         $2,221,679         $  142,504       $   298,72       $  679,736
                           ----------         ----------         ----------       ----------       ----------
Sales
-----
U.S. government
securities                 $   28,872       $     --             $     --         $     --         $     --

Investments (non-U.S
  government securities)   $4,062,397       $2,337,178           $  144,316       $   296,55       $  463,055
                           ----------       ----------           ----------       ----------       ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                     CORE          SPECIAL             BLUE      CONVERTIBLE      SCIENCE AND
                                   GROWTH    OPPORTUNITIES             CHIP       SECURITIES       TECHNOLOGY
                                     FUND             FUND             FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------
Aggregate cost                 $3,049,102       $3,129,434       $  660,305       $  569,094       $2,246,924
                               ----------       ----------       ----------       ----------       ----------
Gross unrealized
appreciation                   $  513,571       $  885,812       $  212,895       $  130,326       $  825,925
Gross unrealized depreciation     (11,582)        (198,239)          (1,415)         (13,603)        (128,898)
                               ----------       ----------       ----------       ----------       ----------
  Net unrealized appreciation  $  501,989       $  687,573       $  211,480       $  116,723       $  697,027
                               ==========       ==========       ==========       ==========       ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                SIX MONTHS ENDED FEBRUARY 28, 1998
                     -------------------------------------------------------------------------------
                        CORE GROWTH FUND      SPECIAL OPPORTUNITIES FUND              BLUE CHIP FUND
                     -------------------------------------------------------------------------------
                      SHARES      AMOUNT      SHARES              AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold           14,242   $ 215,875       2,842           $  38,735          172      $   2,167
Shares issued to
  shareholders in
  reinvestment of
  distributions       13,095     178,613      21,613             253,304        1,150         14,153
Shares reacquired       (235)     (3,637)     (6,602)            (92,095)      (1,364)       (16,819)
                    --------   ---------    --------           ---------     --------      ---------
  Net increase
   (decrease)         27,102   $ 390,851      17,853           $ 199,944          (42)     $    (499)
                    ========   =========    ========           =========     ========      =========

Class A Shares

                                                          SIX MONTHS ENDED FEBRUARY 28, 1998
                                             ----------------------------------------------------------
                                             CONVERTIBLE SECURITIES FUND    SCIENCE AND TECHNOLOGY FUND
                                             ----------------------------------------------------------
                                              SHARES              AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                       25           $     300        4,724      $  60,917
Shares issued to
  shareholders in
  reinvestment of
  distributions                                2,542              27,863        5,932         64,123
Shares reacquired                                  0                  (3)        (565)        (7,088)
                                            --------           ---------     --------      ---------
  Net increase                                 2,567           $  28,160       10,091      $ 117,952
                                            ========           =========     ========      =========

Class A Shares

                                              YEAR ENDED AUGUST 31, 1997
                     -------------------------------------------------------------------------------
                        CORE GROWTH FUND      SPECIAL OPPORTUNITIES FUND              BLUE CHIP FUND*
                     -------------------------------------------------------------------------------
                      SHARES      AMOUNT      SHARES              AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold           59,769   $ 808,314      80,611           $ 941,341       46,967      $ 474,750
Shares issued to
  shareholders in
  reinvestment of
  distributions        8,292     106,552      21,566             241,330         --             --
Shares reacquired    (56,691)   (726,457)   (160,079)          (1,817,353)     (5,651)       (56,185)
                    --------   ---------    --------           ---------     --------      ---------
  Net increase
   (decrease)         11,370   $ 188,409     (57,902)          $(634,682)      41,316      $ 418,565
                    ========   =========    ========           =========     ========      =========

Class A Shares

                                                               YEAR ENDED AUGUST 31, 1997
                                             -----------------------------------------------------------
                                             CONVERTIBLE SECURITIES FUND*    SCIENCE AND TECHNOLOGY FUND*
                                             -----------------------------------------------------------
                                              SHARES              AMOUNT       SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                   50,444           $ 504,497       49,967      $ 474,749
Shares reacquired                               (178)             (1,847)      (5,651)       (56,184)
                                            --------           ---------     --------      ---------
  Net increase                                50,266           $ 502,650       44,316      $ 418,565
                                            ========           =========     ========      =========

Class I Shares

                                                SIX MONTHS ENDED FEBRUARY 28, 1998
                     -------------------------------------------------------------------------------
                        CORE GROWTH FUND      SPECIAL OPPORTUNITIES FUND              BLUE CHIP FUND
                     -------------------------------------------------------------------------------
                      SHARES      AMOUNT      SHARES              AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold            3,932   $  60,994       7,332           $  99,308        4,005      $  51,178
Shares issued to
  shareholders in
  reinvestment of
  distributions       19,898     271,610      18,020             211,913          532          6,554
Shares reacquired     (6,764)   (109,275)    (42,727)           (601,380)      (2,760)       (33,986)
                    --------   ---------    --------           ---------     --------      ---------
  Net increase
   (decrease)         17,066   $ 223,329     (17,375)          $(290,159)       1,777      $  23,746
                    ========   =========    ========           =========     ========      =========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

Class I Shares

                                                          SIX MONTHS ENDED FEBRUARY 28, 1998
                                             ------------------------------------------------------------
                                             CONVERTIBLE SECURITIES FUND    SCIENCE AND TECHNOLOGY FUND
                                             ------------------------------------------------------------
                                              SHARES              AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                      224           $   2,625       15,846      $ 203,200
Shares issued to
  shareholders in
  reinvestment of
  distributions                                  180               1,976       10,721        115,891
Shares reacquired                             (2,092)            (25,228)     (16,789)      (210,118)
                                            --------           ---------     --------      ---------
  Net increase
   (decrease)                                 (1,688)          $ (20,627)       9,778      $ 108,973
                                            ========           =========     ========      =========

Class I Shares

                                                      YEAR ENDED AUGUST 31, 1997
                     ---------------------------------------------------------------------------------------------
                                    CORE GROWTH FUND            SPECIAL OPPORTUNITIES               BLUE CHIP FUND*
                     ---------------------------------------------------------------------------------------------
                      SHARES       AMOUNT     SHARES               AMOUNT      SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold          113,207   $1,465,484    163,990           $1,857,489      24,471      $ 246,209
Shares reacquired     (6,150)     (90,631)   (14,760)            (177,865)     (3,957)       (46,799)
                    --------   ---------    --------           ----------    --------      ---------
  Net increase       107,057   $1,374,853    149,230           $1,679,624      20,514      $ 199,410
                    ========   ==========   ========           ==========    ========      =========

Class I Shares

                                                               YEAR ENDED AUGUST 31, 1997
                                              -------------------------------------------------------
                                                  CONVERTIBLE SECURITIES*      SCIENCE AND TECHNOLOGY*
                                              -------------------------------------------------------
                                              SHARES              AMOUNT       SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                                    5,555           $  55,341      164,633      $1,659,463
Shares reacquired                               --                  --        (34,025)       (355,226)
                                            --------           ---------     --------      ---------
  Net increase                                 5,555           $  55,341      130,608      $1,304,237
                                            ========           =========     ========      =========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the six months ended February 28, 1998, were as follows:

         CORE               SPECIAL                  BLUE           CONVERTIBLE           SCIENCE AND
       GROWTH         OPPORTUNITIES                  CHIP            SECURITIES            TECHNOLOGY
         FUND                  FUND                  FUND                  FUND                  FUND
-----------------------------------------------------------------------------------------------------
          $ 5                   $11                   $ 0                   $ 1                   $ 6

(7) Financial Instruments
The Funds trade financial instruments with off-balance-sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments are forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements for the Special Opportunities Fund amounted to a net receivable of $370 with Deutschebank at February 28, 1998.

At February 28, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CORE GROWTH FUND
MFS(R) SPECIAL OPPORTUNITIES FUND
MFS(R) BLUE CHIP FUND
MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) SCIENCE AND TECHNOLOGY FUND


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